UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT PURSUANT TO SECTION 13 or 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
May 18, 2011
Euronet Worldwide, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31648 (Commission File Number)	74-2806888 (I.R.S. Employer Identification No.)

3500 College Boulevard Leawood, Kansas	66211
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (913) 327-4200
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    On May 18, 2011, Euronet Worldwide, Inc. (the "Company") held its annual meeting of stockholders ("Annual Meeting"). Amongst other proposals voted on at the Annual Meeting as set forth in Item 5.07 below, the stockholders:

(i) approved an amendment to the Euronet Employee Stock Purchase Plan (the "ESPP") which increased the shares available under the ESPP by 500,000 shares; and

(ii) re-approved the Euronet Executive Annual Incentive Plan (the "Performance Plan" and collectively with the ESPP, the "Plans").

The foregoing description of the amendment to the ESPP and the re-approval of the Performance Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Plans, as amended, which are attached as Appendices 1 and 2 to Euronet's Definitive Proxy Statement ("Proxy Statement") filed with the Securities and Exchange Commission on April 12, 2011 and to the description of the Plans in Proposals 2 and 3 of the Proxy Statement, which are incorporated herein by reference.

Item 5.07     Submission of Matters to a Vote of Security Holders.

Set forth below are the final voting results for each of the proposals submitted to a vote of stockholders in connection with, and voted upon at, the Annual Meeting. The proposals and each of their respective vote tabulations are as follows:

Proposal 1: Election of Directors
The stockholders elected Dr. Andrzej Olechowski and Eriberto R. Scocimara to serve as Class II directors for a term of three years expiring at the 2014 annual meeting of stockholders. The tabulation of votes with respect to the election of directors was as follows:

	For	Withheld	Non-votes
Dr. Andrzej Olechowski	44,593,449	341,526	3,833,508
Eriberto R. Scocimara	44,385,808	549,167	3,833,508

Proposal 2: Approval of an Amendment to the Euronet Employee Stock Purchase Plan ("ESPP")
The stockholders approved an amendment to the ESPP that increased the shares available for issuance thereunder by 500,000 shares.

For	44,544,332
Against	387,199
Abstain	3,444
Broker Non-Votes	3,833,508

Proposal 3: Re-approval of the Euronet Executive Annual Incentive Plan
The stockholders re-approved the Euronet Executive Annual Incentive Plan.

For	44,455,306
Against	425,979
Abstain	53,690
Broker Non-Votes	3,833,508

Proposal 4: Ratification of Appointment of Independent Registered Public Accounting Firm
The stockholders approved the ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the 2011 fiscal year.

For	48,461,171
Against	229,935
Abstain	77,377
Broker Non-Votes	—

Proposal 5: Advisory Vote on Executive Compensation
The stockholders approved, by a non-binding advisory vote, executive compensation as disclosed in the Company's proxy statement.

For	44,213,150
Against	695,148
Abstain	26,677
Broker Non-Votes	3,833,508

Proposal 6: Advisory Vote on the Frequency of an Advisory Vote on Executive Compensation
The stockholders recommended, by a non-binding advisory vote, an annual advisory vote regarding executive compensation.

1 Year	29,606,885
2 Years	68,022
3 Years	15,232,097
Abstain	24,971
Broker Non-Votes	3,836,508

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.            Description
10.1    Euronet Worldwide, Inc. Employee Stock Purchase Plan, as amended (incorporated by reference from Appendix 1 to Euronet's Definitive Proxy Statement filed with the SEC on April 12, 2011).

10.2    Euronet Worldwide, Inc. Executive Annual Incentive Plan, as amended (incorporated by reference from Appendix 2 to Euronet's Definitive Proxy Statement filed with the SEC on April 12, 2011).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EURONET WORLDWIDE, INC.

By:     /s/ Jeffrey B. Newman
Jeffrey B. Newman
Executive Vice President - General Counsel

Date: May 23, 2011